EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 22, 2005 TO THE

PROSPECTUSES DATED MAY 1, 2004 AND JULY 12, 2004

This Supplement updates certain information contained in the Prospectuses dated May 1, 2004 and July 12, 2004, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of each of the Prospectuses, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference.

Information Regarding EQ/Enterprise Total Return Portfolio

The information provided below updates information regarding the EQ/Enterprise Total Return Portfolio, effective on or about May 1, 2005.

All references in the Trust’s Prospectus dated July 12, 2004 to the “EQ/Enterprise Total Return Portfolio” or “EQ/Enterprise Total Return” are changed to the “EQ/PIMCO Real Return Portfolio” or “EQ/PIMCO Real Return,” respectively.

Under the heading “Investment Objective” in the description of the Portfolio, delete “Seeks total return” and insert the following in its place:

Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

The description of the Portfolio under the heading “The Investment Strategy” should be replaced in its entirety with the following:

The Portfolio may invest at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities, known as “junk bonds,” rated B or higher by Moody’s or S&P or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio may also invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio, may without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The description of the Portfolio under the heading “The Principal Risks” should be replaced in its entirety with the following:

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk
•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Junk Bonds or Lower Rated Securities Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

Currency Risk

Emerging Markets Risk

•	Leveraging Risk
•	Securities Lending Risk

Under the heading “Who Manages the Portfolio” in the description of the Portfolio, delete the second paragraph and insert the following in its place:

Mohamed El-Erian is responsible for the day-to-day management of the Portfolio. Mr. El-Erian is a Managing Director, portfolio manager and a senior member of PIMCO’s portfolio management and investment strategy group. He has been with PIMCO since May 1999.

Information Regarding EQ/MFS Investors Trust Portfolio

The information provided below updates information regarding the EQ/MFS Investors Trust Portfolio.

Delete the last sentence in the first paragraph of the section entitled “The Investment Strategy” in the Trust’s Prospectus dated May 1, 2004 and insert the following in its place:

The Adviser considers the Portfolio’s overall prospects for appreciation as well as income in managing the Portfolio.